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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 28, 2003


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-19437                  11-2962080
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)               File No.)            Identification No.)


2815 Second Avenue. Suite 100, Seattle, Washington                98121
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (206) 443-6400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 28, 2003 Cellular Technical Services Company, Inc. (the "Company") was advised orally by Ernst & Young LLP ("E&Y") that E&Y was resigning as the Company's independent auditor, and on September 2, 2003 the Company received a letter from E&Y in which E&Y confirmed such resignation. The decision to change independent auditors was not recommended or approved by the Audit Committee (the "Audit Committee") of the Board of Directors. A new independent auditor has not yet been appointed by the Audit Committee.

         The report of E&Y on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion, nor was the report modified as to audit scope or accounting principles, except that the report of E&Y for the year ended December 31, 2002 indicated that the Company changed its method of accounting for goodwill and other intangible assets in connection with the adoption of Statement of Financial Accounting Standards No. 142. In connection with its audit for the fiscal year ended December 31, 2001 and December 31, 2002, and during the subsequent interim period, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such disagreements in their report on the consolidated financial statements for such year.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's fiscal years ended December 31, 2002 and 2001, or the subsequent interim period through August 28, 2003.

         The Company has provided E&Y with a copy of the foregoing disclosures. E&Y has furnished the Company with a letter addressed to the SEC, which is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits
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         16.1     Letter from Ernst & Young LLP to the Securities and Exchange
                  Commission dated September 4, 2003


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2003

                           CELLULAR TECHNICAL SERVICES COMPANY, INC.



                           By: /s/ Bruce R. York
                               -------------------------------------------------
                               Name: Bruce R. York
                               Title: Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

         EXHIBIT NO.        DESCRIPTION
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         16.1               Letter from Ernst & Young LLP to the Securities and
                            Exchange Commission dated September 4, 2003